                                                                   Exhibit 23.11



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
iSalvage.com, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

New York, New York
June 29, 2000